UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 28, 2020
Date of Report (Date of earliest event reported)
Overseas Shipholding Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-06479	13-2637623
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
302 Knights Run Avenue, Suite 1200 Tampa, Florida 33602
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class                Trading Symbol(s)     Name of each exchange on which registered
Class A Common Stock            OSG         NYSE
(par value $0.01 per share)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07.    Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Overseas Shipholding Group, Inc. (the “Company”) was held on May 28, 2020. Proxies for the Annual Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, and there was no solicitation in opposition to the Company’s solicitation. The Company had 85,845,920 shares of its Class A Common Stock (“Common Stock”) outstanding and entitled to vote at the Annual Meeting, of which 76,879,891 shares were represented at the meeting by holders present in person or by proxy, constituting 89.55% of the shares of Common Stock outstanding and entitled to vote, and accordingly a quorum was present. There were 20,400,777 broker non-votes. The following summarizes all matters voted on at the Annual Meeting.

1.    Election of Directors. Each nominee, other than Mr. Reddy and Ms. Silcock, was an incumbent director, no other person was nominated, and each nominee was elected, subject to the Company’s Bylaws, as a director of the Company until the next Annual Meeting and until election and qualification of their successors. The tabulation of votes cast was as follows:

	For	Withheld
Rebecca DeLaet	55,209,136	1,269,978
Joseph I. Kronsberg	55,240,177	1,238,937
Anja L. Manuel	55,225,703	1,253,411
Samuel H. Norton	55,247,227	1,231,887
John P. Reddy	55,171,174	1,307,940
Julie E. Silcock	55,240,015	1,239,099
Gary Eugene Taylor	55,232,823	1,246,291
Ty E. Wallach	55,239,466	1,239,648
Douglas D. Wheat	55,176,609	1,302,505

2.    Executive Compensation. Stockholders approved, on a nonbinding advisory basis, the resolution to approve the compensation of the Named Executive Officers for 2019 as described in the “How We Compensate Our Executives” section and in the accompanying compensation tables and narrative in the Company’s Proxy Statement. The tabulation of votes cast was as follows:

For	Against	Abstention
55,174,214	1,298,013	6,887

3. Director Compensation. Stockholders approved an amended and restated Non-Employee Director Incentive Compensation Plan as described in Appendix A of the Company’s Proxy Statement. The tabulation of votes cast was as follows:

For	Against	Abstention
55,398,882	1,072,727	7,505

4. Auditor Appointment Ratification. Stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered certified public accounting firm. The tabulation of votes cast was as follows:

For	Against	Abstention
76,844,509	27,577	7,805

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: June 3, 2020	By: /s/ Susan Allan
Susan Allan
Vice President, General Counsel and
Corporate Secretary